UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
 (Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Richmond Road Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 278-5400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2009, Allied World Assurance Company Holdings, Ltd issued a press release reporting its fourth quarter and year-end results for 2008 and the availability of its fourth quarter and year-end 2008 financial supplement and investment supplement. The press release, financial supplement and investment supplement are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Press release, dated February 5, 2009, reporting fourth quarter and year-end results for 2008.
99.2	Fourth Quarter and Year-End 2008 Financial Supplement.
99.3	Investment Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

Dated: February 5, 2009

By: /s/ Joan H. Dillard
Name: Joan H. Dillard
Title: Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated February 5, 2009, reporting fourth quarter and year-end results for 2008.
99.2	Fourth Quarter and Year-End 2008 Financial Supplement.
99.3	Investment Supplement.